BLACKROCK FUNDSSM

BlackRock Global Long/Short Credit Fund

(the “Fund”)

Supplement dated June 6, 2014 to the

Prospectus of the Fund, dated November 27, 2013

The Board of BlackRock FundsSM recently determined to approve a change in the Fund’s policy regarding the distribution of net investment income. Effective July 1, 2014, the Fund will distribute net investment income, if any, at least annually instead of monthly.

Accordingly, the following changes are made to the Fund’s prospectus:

The risk factor “Dividend Risk” under “Fund Overview — Principal Risks of Investing in the Fund” and under “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” is deleted in its entirety and replaced with the following:

▪	Dividend Risk — Because certain of the corporate loans held by the Fund will have floating or variable interest rates, the amounts of the Fund’s distributions to its stockholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to stockholders will likewise decrease.

The first sentence under “Management of the Fund — Dividends, Distributions and Taxes” is hereby deleted and replaced with the following:

The Fund will distribute net investment income and net realized capital gain, if any, at least annually.

The final monthly distribution, if any, will be paid on June 30, 2014. The next distribution, if any, will be in December 2014 and distributions, if any, will commence at least annually thereafter.

Shareholders should retain this Supplement for future reference.

PRO-GLSC-0614SUP